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                                                                    EXHIBIT 99.1

                          OLYMPIC STEEL SERP TERM SHEET

                                DECEMBER 29, 2005

PARTICIPANTS: Initially, three executives: Michael Siegal, CEO, David Wolfort, President and COO, and Richard Marabito, CFO.

PLAN ELIGIBILITY: Designated above. Additional participants may be selected and nominated by the CEO but require approval of the Compensation Committee.

PLAN YEAR: Calendar year.

FUNDING AND PLAN ASSETS: Funded annually and credited to bookkeeping accounts established by Olympic Steel. Funded SERP assets remain corporate assets, and along with any SERP liabilities, will be accounted for on Olympic Steel's books.

FUND INVESTMENT: It is anticipated that each SERP participant will be able to make individual elections on how the funds held in his/her account are to be invested from a limited list of alternative investments similar to those offered to Olympic Steel 401K participants. The participant will solely be responsible for those elections and not have any action against the company for the performance of his/her account. The Compensation Committee may alter how the investment is directed if it determines the approach being used is injurious to the Company.

FORM OF PAYMENT TO PARTICIPANT: Cumulative Account Balance paid as a lump sum.

APPLIED COMPENSATION DEFINITION: (i) Base annual salary plus (ii) the Annual Plan Bonus.

ANNUAL PLAN BONUS: Lesser of the (a) actual bonus earned under the Senior Manager Incentive Plan in the Plan Year or (b) 50% of the base salary paid in the Plan Year.

ANNUAL ACCOUNT ALLOCATION: 13% of Applied Compensation + Additional Percentage of Applied Compensation.

ADDITIONAL PERCENTAGE: Additional Percentage is based on Olympic Steel's performance in any year per the following table:

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           ACTUAL ROIC                 ADDITIONAL PERCENTAGE
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
           5% or Less                           0.0%
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               6%                               0.8%
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               7%                               1.6%
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               8%                               2.4%
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               9%                               3.2%
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               10%                              4.0%
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               11%                              6.6%
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               12%                              9.2%
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               13%                             11.8%
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               14%                             14.4%
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               15%                             17.0%
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         16% or Greater                        19.6%
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


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-       ROIC = Earnings Before Interest and Taxes / Average of Olympic Steel's
        Invested Capital at the beginning and end of its fiscal year.

- Invested Capital = total shareholders' equity (common and preferred) plus institutional long-term and short-term debt.

- Additional Percentages may be adjusted periodically at the discretion of the Compensation Committee

CUMULATIVE ACCOUNT BALANCE: Annual Benefit Accruals credited with any Account Investment Earnings from the time amounts are contributed to the time that the account is paid.

ACCOUNT INVESTMENT EARNINGS: Realized and unrealized gains and losses relating to the investments held in each Participant's account.

ELIGIBILITY SERVICE: Continuous full-time employment with Olympic Steel.

PLAN ELIGIBILITY:  Five years of Eligibility Service.

VESTING: The initial three (3) participants will have a vested interest in their account of 50% on January 3, 2006; 75% on January 1, 2007, and 100% on January 1, 2008, provided that they are employed by Olympic Steel on each vesting date. Future participants will have a vested interest of 100% in their account after five years of participation in the Plan.

Notwithstanding these general vesting provisions, a participant's entire account balance will be forfeited if he has a termination of employment for Good Reason or violates restrictive covenants with respect to Non-Competition, Non-Solicitation or Confidentiality as further specified in the plan document.

EARLY RETIREMENT: Age 55 to 65. Plan assumes retirement at 65 years for actuarial calculations.

PAYMENT ON TERMINATION (NOT FOR GOOD REASON OR VIOLATION OF RESTRICTIVE COVENANTS AS REFERENCED ABOVE AND UPON RECEIPT OF REQUIRED RELEASE):

     Voluntary termination                  Payment of vested interest in lump sum payment deferred to age 62.

     Involuntary termination                Payment of vested interest in lump sum payment, deferred to age 62.

     Death or disability                    Lump sum six (6) months following date of termination.

     Retirement                             Payment of vested interest in lump sum payment, deferred to the later of age 62 or six (6) months following retirement.

CHANGE IN CONTROL                           100% vesting upon Change in Control; definition to be consistent with other Change in Control Programs. Payment otherwise made upon termination of employment as specified in plan document.